Supplement to the
Fidelity Advisor® High Income Advantage Fund
Class A, Class M, Class C, Class I, and Class Z
December 30, 2023
Prospectus
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Class A	Class M	Class C	Class I	Class Z
Management fee	0.71%A,B	0.70%A,B	0.72%A,B	0.71%A,B	0.61%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None
Other expenses	0.00%B	0.00%B	0.01%B	0.00%B	0.00%B
Acquired fund fees and expenses	0.27%C	0.27%C	0.27%C	0.27%C	0.27%C
Total annual operating expenses	1.23%	1.22%	2.00%	0.98%	0.88%
Fee waiver and/or expense reimbursement	0.02%D	0.02%D	0.02%D	0.02%D	0.02%D
Total annual operating expenses after fee waiver and/or expense reimbursement	1.21%C	1.20%C	1.98%C	0.96%C	0.86%C

A	The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.18% for Class A, 0.18% for Class M, 0.20% for Class C, 0.18% for Class I, and 0.08% for Class Z was previously charged under the services agreements.
B	Adjusted to reflect current fees.
C	Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses after waivers and/or expense reimbursements are 0.98%, 0.97%, 1.75%, 0.73% and 0.63% for Class A, Class M, Class C, Class I and Class Z, respectively.
D	The fund may invest in a business development company (BDC) advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. The Adviser has contractually agreed to waive its management fee or reimburse the fund, as applicable, with respect to the portion of the fund’s assets invested in such BDC. This arrangement is in effect through February 28, 2025.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$518	$518	$517	$517	$301	$201	$98	$98	$88	$88
3 years	$772	$772	$769	$769	$625	$625	$310	$310	$278	$278
5 years	$1,046	$1,046	$1,041	$1,041	$1,076	$1,076	$539	$539	$485	$485
10 years	$ 1,827	$ 1,827	$ 1,816	$ 1,816	$ 2,127	$ 2,127	$ 1,199	$ 1,199	$ 1,082	$ 1,082

The following information replaces similar information found in the “Fund Management” section under the “Advisory Fee(s)” heading.
Each class of the fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
When determining a class’s management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.
The annual management fee rate for each class of shares of the fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) 0.71% for Class A, 0.70% for Class M, 0.73% for Class C, 0.71% for Class I, and 0.61% for Class Z. One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.
A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

HY-PSTK-0724-143 1.742522.143	July 10, 2024